UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 21, 2020

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07	Submission of Matters to a Vote of Security Holders:

On February 21, 2020, Simulations Plus, Inc., a California corporation (the "Company"), held its annual meeting of shareholders (the “Annual Meeting”). The following proposals were submitted to a vote of security holders at the meeting.

1. Proposal No. 1: To elect to the Board of Directors five (5) directors, to serve until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation or removal.

2. Proposal No. 2: To ratify the appointment of Rose, Snyder and Jacobs as our independent registered public accounting firm for the Company for the fiscal year ending August 31, 2020.

3. Proposal No. 3: To approve on an advisory, non-binding basis named executive officer compensation.

4. Proposal No. 4: To approve on an advisory, non-binding basis the frequency of the shareholder advisory vote to approve named executive officer compensation.

The above proposals were approved and the results of the balloting at the meeting are summarized in the following tables.

Proposal		Votes For	Votes Against	Votes Abstaining	Votes Withheld	Broker-Non votes	Total (a)
(1)	Walter Woltosz	12,983,046		-	24,857	3,009,367	16,017,270
(1)	Dr. John K. Paglia	12,008,910		-	998,993	3,009,367	16,017,270
(1)	Dr. David Ralph	11,264,216		-	1,743,687	3,009,367	16,017,270
(1)	Dr. Daniel Weiner	11,960,138		-	1,047,765	3,009,367	16,017,270
(1)	Dr. Lisa LaVange	11,988,673		-	1,019,230	3,009,367	16,017,270
(2)	Appointment of Rose, Snyder, and Jacobs LLP	15,967,679	31,460	18,131			16,017,270
(3)	Advisory vote to approve Named Executive Officer Compensation	12,809,400	155,965	42,538		3,009,367	16,017,270

	Proposal	1 year	2 years	3 years	Broker-Non votes	Total
(4)	Frequency of Shareholder Advisory Vote on Executive Compensation	5,739,232	34,611	7,156,848	3,086,579	16,017,270

(a) Total Proxy Shares on record date on December 30, 2019, 17,624,139 out of which 16,017,270 shares were reported.

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Item 8.01	Other Events

On February 21, 2020, the Company held its annual meeting of shareholders. A copy of the PowerPoint presentation for the meeting is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

99.1	PowerPoint Presentation on February 21, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: February 24, 2020	By: /s/ John R. Kneisel
John R. Kneisel
Chief Financial Officer

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